R&D Spotlight: CLYM116 Initial Phase 1 Results September 3, 2026 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking statements”, including without limitation statements regarding: future expectations, plans and prospects for Climb Bio; expectations regarding the therapeutic benefits, clinical potential and clinical development of CLYM116; the anticipated timelines for reporting clinical data from Climb Bio’s ongoing and planned clinical trials of  CLYM116; the potential commercial opportunity and limited competitive landscape and CLYM116 in IgA nephropathy (IgAN); projections and estimates derived from pharmacokinetic and pharmacodynamic modeling; the sufficiency of Climb Bio’s cash resources for the period anticipated; and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” “will,” “working” and similar expressions. Forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. Climb Bio may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with: the ability of Climb Bio to timely and successfully achieve or recognize the anticipated benefits of its technology transfer and exclusive license agreement with Beijing Mabworks Biotech Co., Ltd.; changes in applicable laws or regulations; the possibility that Climb Bio may be adversely affected by other economic, business and/or competitive factors; Climb Bio’s ability to advance budoprutug and CLYM116 on the timelines expected or at all and to obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities; expectations regarding formulation and device readiness; obtaining and maintaining the necessary approvals from institutional review boards at clinical trial sites and independent data safety monitoring boards; replicating in clinical trials positive results found in early-stage clinical trials or nonclinical studies; top-line data may change as more patient data become available and are subject to audit and verification procedures; competing successfully with other companies that are seeking to develop treatments for IgAN and other immune-mediated diseases; maintaining or protecting intellectual property rights related to CLYM116 and/or its other product candidates; the outcome of any legal proceedings or other disputes; managing expenses; the possibility that models used in clinical development may be inaccurate; and raising the substantial additional capital needed, on the timeline necessary, to continue development of budoprutug, CLYM116 and any other product candidates Climb Bio may develop. For a further discussion of other risks and uncertainties, and other important factors, any of which could cause Climb Bio’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Climb Bio’s most recent filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent Climb Bio’s views as of the date hereof and should not be relied upon as representing Climb Bio’s views as of any date subsequent to the date hereof. Climb Bio anticipates that subsequent events and developments will cause Climb Bio’s views to change. However, while Climb Bio may elect to update these forward-looking statements at some point in the future, Climb Bio specifically disclaims any obligation to do so, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Webcast Agenda CLYM116: Initial Phase 1 Data in Healthy Volunteers Edgar Charles, M.D. Chief Medical Officer, Climb Bio Closing Remarks and Q&A session including Climb Bio management team CLYM116 Opportunity Aoife Brennan, M.B., Ch.B. President and CEO, Climb Bio

CLYM116 Topline Phase 1 Data Exceeded Target; Phase 2 Underway

Best-in-class profile, with long half-life, potent and prolonged PD effects, and Q12W dosing

Phase 1 Healthy Volunteer Data

- **~29-day half-life,** 3x longer than sibeprenlimab, with linear clearance throughout the effective dose range
- **>90% free APRIL suppression** following a single, SC injection of 320 mg, with potential for sustained APRIL suppression with a Q12W dosing regimen
- **~60-75% suppression of IgA, Gd-IgA1, and IgM** following a single, SC injection of 320 mg, with suppression maintained through 12 weeks
- **Well-tolerated; no hypogammaglobulinemia**

Development Strategy Summary

- **NAVIGATE-2, a Phase 2 study in IgAN, enrolling** with initial **data anticipated in 1H 2027**
- **Target dosing regimen defined:** 800 mg loading dose followed by 400 mg Q12W, supported by integrated PK/PD modeling
- **High concentration (200 mg/mL) formulation complete,** enabling delivery of 400 mg in a single SC injection
- **Pre-filled syringe** development complete, **autoinjector compatible drug product**
- Anticipate advancing a **single regimen to Phase 3 in 2027**, subject to regulatory feedback

CLIMBBIO

APRIL = a proliferation-inducing ligand, Gd = galactose deficient, IgAN = IgA nephropathy, PD = pharmacodynamics, PK = pharmacokinetics, SC = subcutaneous
Projected CLYM116 half-life based on 320 mg MAD. Sibeprenlimab half-life as reported in Zhang 2023 and US Prescribing Information. Hypogammaglobulinemia defined as IgG < 300 mg/dL.

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IgAN: A Lifelong Disease Requiring Durable Disease Modification

Earlier and expanding diagnosed population support a significant market opportunity

~200,000[1]
patients in the US today

- Most common primary glomerular disease worldwide
- Often diagnosed at ages 15-40, creating decades of disease burden

>75%[2-5]
may require treatment

- KDIGO 2025 supports earlier diagnosis and intervention
- Lower proteinuria targets expand use of disease-modifying therapy

>$20B[6-9]
estimated annual US market opportunity

- Early launch uptake demonstrates physician demand
- Recently approved products priced at ~$390K-$425K annually

IgAN causes progressive renal function decline

Median kidney survival after diagnosis is just over 11 years, with most patients progressing to kidney failure within 10 to 15 years[10]

[1] Stoneman JAMA 2026, [2] Sim Nephrol Dial Transplant 2025, [3] Tang AJKD 2024, [4] Csomor ERA 2025, [5] KDIGO 2025 Clinical Practice Guideline for the Management of IgAN, [6] Cantor IgAN Report Mar 2025, [7] Goldman Sachs IgAN Report Aug 2025, [8] Oppenheimer IgAN Report Aug 2025, [9] Based on Voyxact/Trutakna pricing, [10] Pitcher Clin J Am Soc Nephrol 2023

IgAN = IgA nephropathy, KDIGO = Kidney Disease Improving Global Outcomes

CLIMBBIO
© 2026 Climb Bio
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APRIL is a Validated Target in IgAN with Further Potential to Unlock

Phase 3 results and recent approvals establish the APRIL class and create an opportunity for differentiated next-generation therapies

First Generation: Where We Are Now

Status	Therapy	Placebo-adjusted UPCR reduction	eGFR	Dosing
APPROVED	**Sibeprenlimab**[1,2] APRIL	**51.2%** placebo-adjusted UPCR reduction	Stabilization of eGFR through 2 years in Phase 3	**Q4W**
APPROVED	**Atacicept**[3,4] BAFF/APRIL	**41.8%** placebo-adjusted UPCR reduction	Stabilization of eGFR through 36 weeks in Phase 2*	**Q1W**
BLA FILED	**Povetacicept**[5,6] BAFF/APRIL	**49.8%** placebo-adjusted UPCR reduction	Stabilization of eGFR through 48 weeks in Phase 1/2*	**Q4W**

Above reflects cross-trial comparisons and not data from head-to-head studies; differences exist between trial designs and participant characteristics, and caution should be exercised when comparing data across trials.

Next Generation: Where We're Headed

Depth and Durability of Suppression
Near-complete APRIL suppression

Robust IgA Response
Reduced pathogenic forms of IgA and IgA immune complex formation

Convenient Dosing Regimen
Substantive decrease from 12 to 4 injections annually

CLIMBBIO

*Phase 3 eGFR data not yet available.
APRIL = a proliferation-inducing ligand, BAFF = B-cell activating factor, eGFR = estimated glomerular filtration rate, IgAN = IgA nephropathy, UPCR = urine protein creatinine ratio
[1] Perkovic NEJM 2025, [2] Rizk GlomCon 2026, [3] Lafayette NEJM 2025, [4] Lafayette Kid Intl 2024, [5] Vertex Press Release, March 9, 2026, [6] Madan KI Reports 2025

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CLYM116 "Sweeper" Designed for a Differentiated Clinical Profile

Anti-APRIL mAb, combining the utility of a sweeper with Fc mutations that increase serum half-life to deliver improved clinical activity

pH-dependent binding and FcRn recycling allow CLYM116 to release captured APRIL for degradation and re-enter circulation to bind again



pH 7.4
High affinity to APRIL at pH 7.4
APRIL
CLYM116
FcRn
Endocytosis
pH 6.0
Antibody recycling
High affinity to FcRn at pH 5.8, promoting CLYM116 recycling
Low affinity to APRIL at pH 5.8, promoting APRIL degradation
pH 6.0
pH 6.0
APRIL degradation
Endothelial cell

Enhanced clearance beyond conventional neutralization:

- ✓ **Deeper target suppression**
  Repeated capture and clearance of APRIL
- ✓ **Sustained activity**
  Antibody recycling enables continued target engagement
- ✓ **Less frequent dosing**
  Prolonged pharmacology may support an extended maintenance interval beyond half-life extension alone

CLIMBBIO

APRIL = a proliferation-inducing ligand, mAb = monoclonal antibody

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Phase 1 Data Support Best-in-Class Potential of CLYM116

Data from healthy volunteer study demonstrate differentiation across key clinical attributes

EFFICACY
Robust APRIL & IgA Suppression

- **>90% free APRIL suppression** with a single 320 mg SC dose
- **~60-75% suppression of IgA, Gd-IgA1, and IgM** following a single 320 mg SC dose, with suppression maintained through 12 weeks

CONVENIENCE
Potential for Every 12-Week Dosing

- **Half-life of ~29 days**
- **Low injection burden with target regimen;** 5 injections in year 1, with 4 injections annually thereafter

SAFETY
Favorable Safety Profile

- Generally well-tolerated
- **No SAEs/DLTs**
- **No hypogammaglobulinemia**

CLIMBBIO

APRIL = a proliferation-inducing ligand, DLTs = dose limiting toxicities, Gd = galactose deficient, SAEs = serious adverse events, SC = subcutaneous
Projected CLYM116 half-life based on 320 mg MAD. Target regimen: 800 mg loading dose, followed by 400 mg Q12W. Hypogammaglobulinemia defined as IgG < 300 mg/dL.

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CLYM116

APRIL: A Central Driver of IgAN Pathogenesis

In IgAN, APRIL inhibition has been demonstrated to prevent the production of pathogenic IgA and the consequent immune complex formation that leads to kidney damage


Antibody class-switching
Plasma cell differentiation
APRIL
HIT 1
Production of galactose-deficient IgA1 (Gd-IgA1)
HIT 2
Synthesis of anti-Gd-IgA1 autoantibodies
HIT 3
Autoantibodies bind Gd-IgA1 to form pathogenic immune complexes
HIT 4
Deposition of immune complexes in the mesangium and initiation of kidney injury

IgA and **Gd-IgA1** serve as pharmacodynamic biomarkers in early clinical studies[1-3]

CLIMBBIO

APRIL = a proliferation-inducing ligand, IgAN = IgA nephropathy
Adapted from Mathur J Clin Med 2023. [1] Mathur KI Reports 2022, [2] Davies Clin Transl Sci 2024, [3] Kooienga Kid Intl 2025

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Defining a Best-in-Class Q12W anti-APRIL Profile Near-complete APRIL suppression throughout the dosing interval to drive optimal PD effects APRIL = a proliferation-inducing ligand, PD = pharmacodynamic Interplay Between APRIL and IgA Illustrative Suppression Onset lag between APRIL suppression and IgA suppression Change From Baseline Time Rebound APRIL rebound precedes IgA rebound Baseline IgA free APRIL

CLYM116 Australia Phase 1 Design & Objectives

Randomized, placebo-controlled ascending-dose study in healthy volunteers

Robust evaluation around the 400 mg RP2D to support dose selection and exposure

Study Objectives:

- Safety and tolerability
- Pharmacokinetics
- Pharmacodynamics, including effects on serum APRIL and immunoglobulins (IgA, IgM, IgG, Gd-IgA1)

ASCENDING DOSE COHORTS, N = 46

Subcutaneous administration
~8 subjects per cohort (6 CLYM116: 2 placebo)


SAD
MAD
480 mg
320 mg
160 mg
80 mg
25 mg
320 mg x 2*
*dosed on Day 1 and Day 15

Dose & Formulation for Future Studies:
400 mg dose enabled by a 200 mg/mL formulation in a single 2 mL injection

CLIMBBIO

APRIL = a proliferation-inducing ligand, Gd = galactose deficient, RP2D = recommended phase 2 dose, SAD = single ascending dose, MAD = multiple ascending dose
NCT07248865; Subjects followed for 12 weeks after receiving blinded study drug or placebo.

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25 mg 80 mg 160 mg 320 mg 480 mg 320 mg MAD Pooled CLYM116 Pooled Placebo N 6 6 5 6 6 6 35 11 Age, years 30.3 (7.4) 33.2 (14.3) 34.6 (10.1) 30.3 (4.6) 43.7 (14.6) 41.2 (15.8) 35.6 (12.2) 35.6 (11.8) Female (n, %) 1 (17%) 5 (83%) 4 (80%) 3 (50%) 3 (50%) 4 (67%) 20 (57%) 8 (73%) Race (n, %) White 2 (33%) 3 (50%) 4 (80%) 5 (83%) 4 (67%) 5 (83%) 23 (66%) 5 (45%) Asian 4 (67%) 1 (17%) 1 (20%) 0 2 (33%) 1 (17%) 9 (26%) 5 (45%) Other 0 2 (33%) 0 1 (17%) 0 0 3 (9%) 1 (9%) Body Weight, kg 76.0 (17.5) 60.3 (10.6) 68.0 (8.3) 75.5 (11.7) 70.8 (10.4) 78.0 (16.9) 71.3 (13.7) 62.8 (11.6) BMI, kg/m2 24.9 (3.4) 21.6 (2.1) 25.4 (2.7) 25.6 (3.8) 24.4 (2.3) 27.1 (4.5) 24.8 (3.4) 22.8 (2.8) Serum IgA, mg/dL 2.95 (1.20) 1.87 (0.63) 2.04 (1.03) 1.35 (0.42) 2.37 (0.52) 1.73 (0.31) 2.05 (0.86) 2.36 (0.72) Demographics and Baseline Characteristics Cohorts were generally well balanced, with participant characteristics consistent with a healthy volunteer population Data as of 26 August 2026. 320 mg MAD cohort doses administered on Day 1 and Day 15. MAD = multiple ascending dose POOLED CLYM116 POOLED PLACEBO Mean (SD) used for age, body weight, body mass index (BMI), and serum IgA

CLYM116 Demonstrated Favorable Safety and Tolerability in HV

Generally well-tolerated, with no serious adverse events or hypogammaglobulinemia

Safety

CLYM116 was generally well-tolerated in the ongoing Phase 1 trial

- No dose-limiting toxicities, SAEs, Grade ≥3 AEs, or AE-related discontinuations
- All AEs mild to moderate (Grades 1-2), transient, and self-resolving
- No hypogammaglobulinemia
- Injection site reactions observed in 5 subjects, all Grade 1 and resolved without intervention

	25 mg	80 mg	160 mg	320 mg	480 mg	320 mg MAD	POOLED CLYM116	POOLED PLACEBO
N	6	6	5	6	6	6	35	11
≥ 1 TEAE, n (%)	4 (67%)	5 (83%)	3 (60%)	3 (50%)	5 (83%)	5 (83%)	25 (71%)	5 (45%)
≥ 1 TRAE, n (%)	0	1 (17%)	3 (60%)	1 (17%)	3 (50%)	0	8 (23%)	N/A
≥ 1 severe TEAE, n	0	0	0	0	0	0	0	0
Discontinued due to AE, n	0	0	0	0	0	0	0	0

TEAEs occurring in >2 subjects in the CLYM116 cohorts included headache (20%), upper respiratory tract infection (14%), and injection-site reactions (14%).

CLIMBBIO

Data as of 26 August 2026.
AE = adverse event, HV = healthy volunteers, MAD = multiple ascending dose, SAEs = serious adverse events, TEAE = treatment-emergent adverse event, TRAE = treatment-related adverse event
320 mg MAD cohort doses administered on Day 1 and Day 15. Hypogammaglobulinemia defined as IgG < 300 mg/dL

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CLYM116 Exposure Profile Supports Long Dosing Interval Data as of 26 August 2026; 12-week data available for all subjects in the 25, 80, 160, and 320 mg SAD cohorts. Follow-up ongoing in the 480 mg SAD and 320 mg MAD cohorts (data incomplete for weeks 5-8). 320 mg MAD cohort doses administered on Day 1 and Day 15. Half-life dependent on dose and dose interval. Projected CLYM116 half-life based on 320 mg MAD. APRIL = a proliferation-inducing ligand, MAD = multiple ascending dose, SAD = single ascending dose, TMDD = target mediated drug disposition 1 Zhang Clin Pharm Drug Dev 2023, 2 Sibeprenlimab US Prescribing Information ~29-day half-life, 3x longer than sibeprenlimab, with linear clearance throughout the effective dose range Week Dose-proportional exposure Half-life of ~29 days, compared to 9.3 days for sibeprenlimab1,2 Linear clearance observed at  concentrations above 1 µg/mL No TMDD observed during the 12-week follow-up at doses of 160 mg and above, likely reflective of APRIL degradation due to sweeper mechanism Pharmacokinetic Profile 25 mg  480 mg 160 mg  80 mg  320 mg 320 mg MAD Concentration (mean, SEM) Serum Concentration μg/mL 0 2 4 6 8 10 12 0.1 1 10 100 1 μg/mL

CLYM116 Achieved Rapid and Sustained Free APRIL Suppression Near-complete APRIL suppression after a single 320 mg SC dose, demonstrating robust target engagement and prolonged pharmacodynamic effect Data as of 26 August 2026; 12-week data available for all subjects in the 25, 80, 160, and 320 mg SAD cohorts. Follow-up ongoing in the 480 mg SAD and 320 mg MAD cohorts (data incomplete for week 8). 320 mg MAD cohort doses administered on Day 1 and Day 15. APRIL = a proliferation-inducing ligand, CFB = change from baseline, MAD = multiple ascending dose, SAD = single ascending dose, SC = subcutaneous >99% suppression by Day 4 with doses ≥160 mg >90% suppression achieved through Week 10 at the 320 mg dose, with >75% suppression maintained through Week 12 Follow-up ongoing for the 480 mg SAD and 320 mg MAD doses APRIL Suppression % CFB (median, IQR) Week Free APRIL % Change from Baseline 320 mg   Pooled placebo 80 mg  320 mg MAD  25 mg  160 mg 480 mg

Above reflects cross-trial comparisons of observed single-dose healthy-volunteer data and not data from head-to-head studies; cross-trial comparisons are limited by differences in study design, populations, assays, regimens, and follow-up. APRIL = a proliferation-inducing ligand, CFB = change from baseline, PD = pharmacodynamic, PK = pharmacokinetic, SC = subcutaneous 1 Based on a PK/PD model developed from individual subject Ph1 data, 2 Adapted from Zhang Clin Pharm Drug Dev 2023, 3 Based on a PK/PD model developed from published mean cohort Ph1 data (Mathur KI Reports 2022; Zhang Clin Pharm Drug Dev 2023) CLYM116 Demonstrated PK/PD Advantages vs. First-Gen Anti-APRIL Longer half-life and exposure and greater in vivo potency relative to sibeprenlimab translated to robust and prolonged suppression of APRIL through 12 weeks 0 2 4 6 8 10 12 0.1 1 10 100 -90 -70 -50 -30 -10 APRIL EC75 = 3.65 µg/mL1 Concentration, µg/mL (mean) Free APRIL, % CFB (median) Week CLYM116 320 mg SC (single dose) serum concentration free APRIL 0 2 4 6 8 10 12 0.1 1 10 100 -90 -70 -50 -30 -10 APRIL EC75 = 7.11 µg/mL3 Concentration, µg/mL (mean) Free APRIL, % CFB (mean) Week Sibeprenlimab2 400 mg SC (single dose) serum concentration free APRIL

~60-75% suppression of IgA, Gd-IgA1, and IgM through 12 weeks with a single 320 mg dose Data as of 26 August 2026; 12-week data available for all subjects in the 25, 80, 160, and 320 mg SAD cohorts. Follow-up ongoing in the 480 mg SAD and 320 mg MAD cohorts (data incomplete for Gd-IgA1 week 8). 320 mg MAD cohort doses administered on Day 1 and Day 15. CFB = change from baseline, Gd = galactose deficient, MAD = multiple ascending dose, SAD = single ascending dose CLYM116 Achieved Deep, Durable IgA, Gd-IgA1, and IgM Reductions 320 mg   Pooled placebo 80 mg  320 mg MAD  25 mg  160 mg 480 mg IgA % Change from Baseline % CFB (mean, SEM) Week 0 2 4 6 8 10 12 1 3 5 -70 -60 -50 -40 -30 -20 -10 0 10 20 IgM % Change from Baseline % CFB (mean, SEM) Week Gd-IgA1 % Change from Baseline % CFB (mean, SEM) Week 0 2 4 8 12 1 3 6 5 10 -70 -60 -50 -40 -30 -20 -10 0 10 20 Follow-up ongoing; nadir not yet reached in the 480 mg SAD or 320 mg MAD cohorts

CLYM116 Demonstrated a Robust Q12W PD Profile Prolonged APRIL suppression translates into sustained IgA, Gd-IgA1, and IgM reductions through 12 weeks, differentiating CLYM116 from once-monthly first-gen approaches APRIL = a proliferation-inducing ligand, Gd = galactose deficient, PD = pharmacodynamic, SC = subcutaneous 1 Median free APRIL; mean IgA, Gd-IgA1, IgM, 2 Adapted from Zhang Clin Pharm Drug Dev 2023; mean free APRIL, IgA, IgM Above reflects cross-trial comparisons of observed single-dose healthy-volunteer data and not data from head-to-head studies; cross-trial comparisons are limited by differences in study design, populations, assays, regimens, and follow-up. IgA IgM free APRIL Gd-IgA1 *Gd-IgA1 not reported from this study Sibeprenlimab2* 400 mg SC (single dose) % Change from Baseline Week 4 -90 -70 -50 -30 -10 10 0 0. 5 1 2 6 8 10 12 CLYM1161 320 mg SC (single dose) Week % Change from Baseline 0 0. 5 1 -70 -50 -30 -10 10 2 3 4 8 10 12 -90 6

CLYM116 PD Effects Followed Consistent Trends Across Cohorts Data as of 26 August 2026; 12-week data available for all subjects in the 25, 80, 160, and 320 mg SAD cohorts. Follow-up ongoing in the 480 mg SAD and 320 mg MAD cohorts (data incomplete for Gd-IgA1 week 8). Free APRIL (median, IQR); IgA, Gd-IgA1, IgM (mean, SEM). 320 mg MAD cohort doses administered on Day 1 and Day 15. APRIL = a proliferation-inducing ligand, Gd = galactose deficient, MAD = multiple ascending dose, PD = pharmacodynamic, SAD = single ascending dose Robust and sustained effects observed across all relevant biomarkers, supporting advancement of the 400 mg Q12W dosing regimen IgA Gd-IgA1 IgM free APRIL 320 mg SAD 0 2 4 6 8 10 12 -90 -70 -50 -30 -10 10 Week % Change from Baseline 480 mg SAD Week 0 2 4 6 8 10 12 -90 -70 -50 -30 -10 10 % Change from Baseline 320 mg MAD 0 2 4 6 8 10 12 -90 -70 -50 -30 -10 10 Week % Change from Baseline Follow-up ongoing; nadir not yet reached in the 480 mg SAD or 320 mg MAD cohorts

CLYM116 PK/PD Modeling Supports Q12W Dosing 400 mg Q12W regimen predicted to maintain exposure above APRIL EC75 throughout the dosing interval and produce near-complete APRIL suppression out to 48 weeks Data as of 26 August 2026. Simulated serum concentrations are derived from a population pharmacokinetic model, and free APRIL levels are derived from a population pharmacokinetic / pharmacodynamic model. Both models were developed with interim data from two Phase 1 studies in healthy subjects. The simulations show the median and 25-75th percentiles of 1000 virtual subjects with the indicated dosing regimen. APRIL = a proliferation-inducing ligand, PD = pharmacodynamic, PK = pharmacokinetic APRIL EC75 = 3.65 µg/mL Median 25-75% Percentile Simulated Serum Concentration Over Time 800 mg loading dose + 400 mg Q12W Time (weeks) Concentration, µg/mL 0 12 24 36 48 0.1 1.0 10.0 100.0 -100 Simulated Free APRIL Over Time 800 mg loading dose + 400 mg Q12W Time (weeks) 0 12 24 36 48 -80 -60 -40 -20 0 % Change from Baseline APRIL EC75 = 3.65 µg/mL

CLYM116 NAVIGATE-2 Phase 2 Study in IgAN Ongoing

NavIgAte-2

Initial data anticipated in H1 2027; designed to confirm integrated Phase 1 PK/PD modeling and support advancing Q12W regimen into Phase 3

Population:

- Adults with biopsy-proven IgAN
- 24-hour UPCR ≥ 0.5 g/g or 24-hour urine protein ≥ 0.75 g
- eGFR ≥ 30 mL/min/1.73 m^2
- Stable, maximum tolerated ACEi/ARB for ≥ 12 weeks

Designed to evaluate:

- Safety and tolerability
- Gd-IgA1
- 24-hour UPCR
- eGFR slope
- Serum immunoglobulin profile
- Free APRIL



RANDOMIZED, OPEN-LABEL STUDY, N ~30 / COHORT
Screening
R
1:1
Loading Dose | 800 mg
Q12W | 400 mg
(72 weeks)
Loading Dose | 800 mg
Q8W | 400 mg
(72 weeks)
Optional 3rd Cohort
Follow-Up Observation
or
Extended Treatment
(32 weeks)

CLIMBBIO

ACEi = angiotensin-converting enzyme inhibitor, APRIL = a proliferation-inducing ligand, ARB = angiotensin II receptor blocker, eGFR = estimated glomerular filtration rate, Gd = galactose deficient, IgAN = IgA nephropathy, PD = pharmacodynamics, PK = pharmacokinetics, R = randomization, UPCR = urine protein creatinine ratio; NCT07375758

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CLYM116: Compelling Phase 1 Data, Clear Path Ahead CLYM116 offers the potential for durable disease control with convenient Q12W dosing; NAVIGATE-2 Phase 2 ongoing and device development advancing HV = healthy volunteer, PD = pharmacodynamics, PFS = pre-filled syringe Pivotal Study & Commercial Device Readiness Phase 1 HV Favorable safety and deep, durable PD support best-in-class potential PFS ready for Phase 3; autoinjector in development for a patient-friendly launch presentation NAVIGATE-2 Phase 2 Ongoing Potential to move rapidly to Phase 3 with a single dose regimen

Closing Remarks

CLYM116: Positioned to Accelerate Depth, durability, and convenience in a single molecule, with multiple upcoming readouts APRIL = a proliferation-inducing ligand, Gd = galactose deficient, HV = healthy volunteer, IgAN = IgA nephropathy 2026 CLYM116 Compelling Phase 1 Results Initial Phase 2 IgAN data 1H 2027 Additional Australia Phase 1 HV data Mabworks China Phase 1 HV data Medical meeting, Q4 2026 CLYM116 2027 Potential for every-12-week dosing ✓ Deep & durable APRIL, IgA and Gd-IgA1 suppression ✓ Favorable safety & tolerability profile ✓ CLYM116 Phase 3 initiation, pending regulatory feedback 2027

Q&A Session Aoife Brennan, M.B., Ch.B. President and CEO, Climb Bio Edgar Charles, M.D. Chief Medical Officer, Climb Bio Perrin Wilson, Ph.D. Chief Business Officer, Climb Bio Susan Altschuller, Ph.D., MBA Chief Financial Officer, Climb Bio